SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended
Jun. 30, 2014
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-        SIGNIFICANT ACCOUNTING POLICIES

a.
The significant accounting policies applied in the annual financial statements of the Company as of December 31, 2013 are applied consistently in these financial statements. For further information, refer to the consolidated financial statements as of December 31, 2013.

b.
Concentration of credit risks:

Financial instruments that potentially subject the Company and Compugen Inc. to concentration of credit risk consist principally of cash and cash equivalents, restricted cash, short-term bank deposits, marketable securities and non-current lease deposits.

Cash, cash equivalents and restricted cash are mainly invested in U.S. dollar deposits with major banks in Israel and the United States. Generally, these deposits may be redeemed upon demand and bear minimal risk.

The majority of the cash, cash equivalents and short-term bank deposits are invested with three different banks, in Israel,  United States. and Switzerland.

Management believes that the financial institutions holding the Company's investments are financially sound and, accordingly, low credit risk exists with respect to these investments.

The Company has no significant off-balance-sheet concentration of credit risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements

c.
Change in accounting estimate:

Under the Research and Development Collaboration and License Agreement with Bayer, the Company considered the license to product candidates and the related research and development services as a single unit of accounting since the license has no value to Bayer on a stand-alone basis. As a consequence, the non-refundable upfront payment has been deferred and is being recognized based on the proportionate performance of research and development services to be performed by the Company pursuant to mutually agreed work plans under the Agreement, in accordance with ASC 605-10, "Revenue Recognition".

During the six month period ended June 30, 2014, the Company changed its estimate in respect to the research and development period required to complete the project after  reevaluation of work plans for future research to be undertaken by the Company as a result of additional activities in the research and development services provided.

Due to the aforementioned change in estimate, in the six month period ended June 30, 2014, the Company recognized smaller proportion of the upfront payment than expected. Assuming there was no change in estimate the Company would have recognized an additional $ 1,819 as revenues and accordingly accrue additional royalties to the Office of the Chief Scientist ("OCS") in the amount of $ 64. The net effect of the change in estimate on the Company's net loss amounted to an increase in net loss of $ 1,755, or $ 0.04 per Ordinary share.

d.
New Accounting Pronouncements and Other Standards:

In May 2014, the FASB issued ASU 2014-09, "Revenue from Contracts with Customers," (ASU 2014-09), which creates a new Topic, Accounting Standards Codification Topic 606. The standard is principle-based and provides a five-step model to determine when and how revenue is recognized. The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting standard is effective for annual and interim periods beginning after December 15, 2016. Early adoption is not permitted. We are currently evaluating the impact of adopting this guidance.